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                                                                      EXHIBIT 25

                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                                   ----------


              STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                    / / CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)


                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)




       Not applicable                               06-0850628
   (State of incorporation                       (I.R.S. Employer
    if not a national bank)                     Identification No.)



    777 Main Street, Hartford, Connecticut                06115
   (Address of principal executive offices)             (Zip Code)


        Patricia Beaudry, 777 Main Street, Hartford, CT (203) 728-2065
           (Name, address and telephone number of agent for service)

                          ENVIRODYNE INDUSTRIES, INC.
              (Exact name of obligor as specified in its charter)


          Delaware                                    95-2677354
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)


            701 Harger Road, Suite 190 Oakbrook, Illinois      60521
                (Address of principal executive offices)     (Zip Code)


                   12% Series B Senior Secured Notes due 2000
             Floating Rate Series D Senior Secured Notes due 2000
                      (Title of the indenture securities)
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Item 1.    General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject:

                           The Comptroller of the Currency,
                           Washington, D.C.

                           Federal Reserve Bank of Boston
                           Boston, Massachusetts

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

     (b)   Whether it is authorized to exercise corporate trust powers:

                           The trustee is so authorized.

Item 2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

           None with respect to the trustee; none with respect to Hartford National Corporation, Shawmut Corporation, Shawmut Service Corporation and Shawmut National Corporation (the "affiliates").

Item 16. List of exhibits. List below all exhibits filed as a part of this statement of eligibility and qualification.

           1. A copy of the Articles of Association and By-Laws of the trustee as now in effect.

           2. A copy of the Certificate of Authority of the trustee to do Business.

           3.   A copy of the Certification of Fiduciary Powers of the Trustee.

           4. A copy of the By-Laws of the trustee are provided in Exhibit 1 referenced above.

           5.   Consent of the trustee required by Section 321(b) of the Act.

           6. A copy of the latest Consolidated Reports of Condition and Income of the trustee, published pursuant to law or the requirements of its supervising or examining authority.


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                                     NOTES


           Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-1.


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                                   SIGNATURE



           Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Shawmut Bank Connecticut, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of
Hartford, and State of Connecticut, on the       day of July, 1995.

                                   SHAWMUT BANK CONNECTICUT,
                                   NATIONAL ASSOCIATION
                                   Trustee



                                   By   /s/ SUSAN T. KELLER
                                        Susan T. Keller
                                        Vice President

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                            ARTICLES OF ASSOCIATION


                 SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION


FIRST. The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "Shawmut Bank Connecticut, National Association".

SECOND. The main office of the Association shall be in Hartford, County of Hartford, State of Connecticut. The general business of the Association shall be conducted at its main office and its branches.

THIRD. The board of directors of this Association shall consist of not less than five (5) nor more than twenty-five (25) shareholders, the exact number of directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the board of directors for any reason, including an increase in the number thereof, may be filled by action of the board of directors.

FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the board of directors may designate, on the day of each year specified therefor in the bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the board of directors.

FIFTH. The authorized amount of capital stock of this Association shall be eight million five hundred thousand (8,500,000) shares of which three million five hundred thousand (3,500,000) shares shall be common stock with a par value of six and 25/100 dollars ($6.25) each and of which five million (5,000,000) shares without par value shall be preferred stock. The capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the board of directors, in its discretion, may from time to time determine and at such price as the board of directors may from time to time fix.

The board of directors of the Association is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance from time to time in one or more series of any number of the preferred shares, and to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

a. The number of shares constituting that series and the distinctive designation of that series;
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b.   The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in another relation to, the dividends payable to any other class or classes or series of stock;

c. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

d. Whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the board of directors shall determine;

e. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

f. Whether that series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of that series, and, if so, the terms and amounts of such sinking fund;

g. The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Association or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Association or any subsidiary of any outstanding stock of the Association;

h. The right of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Association and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes or series of stock; and

i. Any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

Shares of any series of preferred stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of preferred stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of preferred stock to be created by resolution or resolutions of the board of directors or as part of any other series of preferred stock, all subject to the conditions and the restrictions adopted by the board of directors providing for the issue of any series of preferred stock and by the provisions of any applicable law.

Subject to the provisions of any applicable law, or except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, the holders of outstanding shares of common stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of common stock being entitled to one vote for each share of common stock standing in his name on the books of the Association.


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Except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, after payment shall have been made to the holders of preferred stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any other series of preferred stock, the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to receive such dividends as from time to time may be declared by the board of directors.

Except as otherwise provided by the resolution or resolutions for the issue of any series of preferred stock, in the event of any liquidation, dissolution or winding up of the Association, whether voluntary or involuntary, after payment shall have been made to the holders of preferred stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of preferred stock the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to share, ratable according to the number of shares of common stock held by them, in all remaining assets of the Association available for distribution to its shareholders.

The number of authorized shares of any class may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Association entitled to vote.

SIXTH. The board of directors shall appoint one of its members president of this Association, who shall be chairman of the board, unless the board appoints another director to be the chairman. The board of directors shall have the power to appoint one or more vice presidents; and to appoint a secretary and such other officers and employees as may be required to transact the business of this Association.

The board of directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a board of directors to do and perform.

SEVENTH. The board of directors shall have the power to change the location of the main office to any other place within the limits of the City of Hartford, Connecticut, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

NINTH. The board of directors of this Association, or any three or more shareholders owning, in the aggregate, not less than ten percent (10%) of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten (10) days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

TENTH. Any person, his heirs, executors, or administrators may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer, or employee of the Association or any firm, corporation, or

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organization which he served in any such capacity at the request of the
Association; provided, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for gross negligence, willful misconduct or criminal acts in the performance of his duties to the Association; and, provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Association, or the board of directors, acting by vote of directors not parties to the same or substantially the same action, suit, or proceeding, constituting a majority of the whole number of directors. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his heirs, executors, or administrators may be entitled as a matter of law. The Association may, upon the affirmative vote of a majority of its board of directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

ELEVENTH. These articles of association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount. The notice of any shareholders' meeting at which an amendment to the articles of association of this Association is to be considered shall be given as hereinabove set forth.

I hereby certify that the articles of association of this Association, in their entirety, are listed above in items first through eleventh.


________________________________ Secretary/Assistant Secretary


Dated at _______________________, as of _____________.


Revision of March 30, 1995


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                                     BYLAWS
                                       OF
                 SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION

                                   ARTICLE I

                            MEETINGS OF SHAREHOLDERS

Section 1.1 Annual Meeting. The regular annual meeting of the shareholders to elect directors and transact whatever other business may properly come before the meeting, shall be held at the main office of the association, city of Hartford, state of Connecticut or such other places as the board of directors may designate, at 1:00 o'clock, on the third Wednesday of April of each year, or if that date falls on a legal holiday in the state in which the association is located, on the next following banking day. If, for any cause, an election of directors is not made on that date, or in the event of a legal holiday, on the next following banking day, an election may be held on any subsequent day within 60 days of the date fixed, to be designated by the board directors, or, if the directors fail to fix the date, by shareholders representing two-thirds of the shares.

Section 1.2. Special Meetings. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the board of directors or upon call of the Chairman or at the written request of shareholders owning, in the aggregate, not less than ten
(10) percent of the stock of the association.

Section 1.3. Notice of Meetings. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every regular annual meeting or special meeting of shareholders shall be given by first-class mail, postage prepaid, mailed at least ten (10) days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of the association. If an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time or place, if the new date, time or place is announced at the meeting before adjournment, unless any additional items of business are to be considered, or the association becomes aware of an intervening event materially affecting any matter to be voted on more than 10 days prior to the date to which the meeting is adjourned. If a new record date for the adjourned meeting is fixed, however, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date.

Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and filed with the records of the meeting. Proxies with rubber-stamped facsimile signatures may be used and unexecuted proxies may be counted upon receipt of a confirming telegram from the shareholder. Proxies meeting the above requirements submitted at any time during a meeting shall be accepted.

Section 1.5. Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice.

Section 1.6. Voting. In deciding on questions at meetings of shareholders, except in the election of directors, each shareholder shall be entitled to one vote for each share of stock held. A majority of votes cast shall decide each matter submitted to the shareholders at the meeting except in cases where by law a larger vote is required.


                                   ARTICLE II

                                   DIRECTORS

Section 2.1. Board of Directors. The board of directors shall manage and administer the business and affairs of the association. Except as expressly limited by law, all corporate powers of the association shall be vested in and may be exercised by the board.

Section 2.2. Number. The board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full board or by resolution of a majority of the shareholders at any meeting thereof.

Section 2.3. Term. The directors of this association shall hold office for one year and until their successors are elected and have qualified.

Section 2.4. Oath. Each person elected or appointed a director of this association must take the oath of such office as prescribed by the laws of the United States. No person elected or appointed a director of this association shall exercise the functions of such office until he has taken such oath.

Section 2.5. Honorary Directors. There may not be more than five honorary directors of the association who shall be entitled to attend meetings of the board and take part in its proceedings but without the right to vote. Honorary directors shall be appointed at the annual meeting of the board of directors to hold office until the next annual meeting provided, however, that the board may at any regularly constituted meeting between annual meetings of the board of directors appoint honorary directors within the limitations imposed by this bylaw.

Section 2.6. Vacancies. Any vacancies occurring in the board of directors for any reason, including an increase in the number thereof, may be filled, in accordance with the laws of the United States, by appointment by the remaining directors, and any director so appointed shall hold office until the next annual meeting and until his successor is elected and has qualified.


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Section 2.7. Organization Meeting.  The annual meeting of the board of directors shall be held at the main office of the association to organize the new board and appoint committees of the board and officers of the association for the succeeding year, and for transacting such other business as properly may come before the meeting. Such meeting shall be held on the day of the election of directors or as soon thereafter as practicable, and, in any event, within 30 days thereof. If, at the time fixed for such meeting, there shall not be a quorum, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

Section 2.8. Regular Meetings. The regular meetings of the board of directors shall be held, without notice, at the main office, or at such other place as has been duly authorized by the board, on such day and at such time as the board shall determine. When any regular meeting of the board falls upon a holiday, the meeting shall be held on the next banking business day unless the board shall designate another day.

Section 2.9. Special Meetings. Special meetings of the board of directors may be called by the chairman, the president, or at the request of seven or more directors. Each member of the board of directors shall be given notice stating the time and place by telegram, letter, or in person, of each special meeting.

Section 2.10. Quorum. A majority of the members of the board shall constitute a quorum at any meeting. If the number of directors is reduced below the number that would constitute a quorum, no business may be transacted, except selecting directors to fill vacancies in conformance with these bylaws. If a quorum is present, the board of directors may take action through the vote of a majority of the directors who are in attendance.

Section 2.11. Record Time. The board of directors may fix a day and hour, not exceeding fifty (50) days preceding the date fixed for the payment of any dividend or for any meeting of the shareholders as a record time for the determination of shareholders entitled to receive such dividend, or as the time as of which shareholders entitled to notice of and to vote at such meeting shall be determined, as the case may be, and only shareholders of record at the time so fixed shall be entitled to receive such dividend or to notice of and to vote at such meeting.

Section 2.12. Fees. All directors other than directors who are officers of the association or its affiliates shall be entitled to reasonable fees for their services as such directors and as members of committees of the board, said fees to be fixed by vote of the board.


                                  ARTICLE III

                            COMMITTEES OF THE BOARD

Section 3.1. Executive Committee. The board of directors may establish an executive committee consisting of the chairman, not less than five directors, not officers, who are appointed by the board, and such other directors as the

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board may appoint.  The board shall designate the chairman thereof.  The
Executive Committee shall possess and may exercise such powers as are provided in these bylaws and all other delegable powers of the board and shall meet at the call of any member thereof. All action of said committee shall be reported to the board at the next regular board meeting thereafter. Four members of the Committee, of whom not less than three shall be directors who are not officers, shall be necessary to constitute a quorum.

Section 3.2. Loan and Investment Committee. The board of directors shall establish a loan and investment committee consisting of the chairman, the president, not less than four directors, not officers, who are appointed by the board, and such other directors as the board may appoint. The committee shall ensure that the association's credit and investment policies are adequate and that lending and investment activities are conducted in accordance with the association's policies and with applicable laws and regulations. The committee shall exercise oversight and receive reports with respect to lending activities and credit risk management. The committee shall also exercise oversight and receive reports with respect to the association's securities portfolio and securities portfolio activities to ensure appropriate portfolio diversification, asset quality, liquidity, and profitability. The committee shall also have oversight responsibilities with respect to the association's investment policy, liquidity policy, liquidity contingency planning and interest rate risk exposure. All action by the committee shall be reported to the board at the next regular board meeting thereafter. Four members of the committee, of whom not less than two shall be directors who are not officers, shall be necessary to constitute a quorum.

Section 3.3. Trust Committee. The board of directors shall establish a trust committee consisting of the president and not less than four directors, not officers, who are appointed by the board and such other directors as the board may appoint. The trust committee shall have authority, between meetings of the board, to discharge the responsibilities of the association with respect to the exercise of fiduciary powers, except as the board may by resolution or other appropriate action otherwise from time to time determine. All action by said committee shall be reported to the board at the next regular board meeting thereafter. Four members of the trust committee, of whom at least two shall be directors who are not officers, shall be necessary to constitute a quorum.

Section 3.4. Audit Committee. The audit committee of Shawmut National Corporation, no member of whom is an officer of the association, is designated to oversee the audit affairs of the association. Members of the association's board of directors, none of whom may be officers of the association, may serve on the audit committee of Shawmut National Corporation. In addition, the board may, from time to time, appoint an audit committee consisting of not less than four members of the board, no one of whom shall be an executive officer of the association, to perform such audit functions as may be assigned by the board. The duty of the audit committee shall be to examine at least once during each calendar year and within 15 months of the last examination of affairs of the association or cause suitable examination to be made by auditors responsible only to the board of directors and to report the result of such examination in writing to the board at the next regular meeting


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


thereafter. Such report shall state whether the association is in a sound condition, whether fiduciary powers have been administered according to law and sound fiduciary principles, whether adequate internal controls and procedures are being maintained, and shall recommend to the board of directors such changes in the manner of conducting the affairs of the association as shall be deemed advisable.

Section 3.5. Community Affairs Committee. The board of directors shall establish a community affairs committee consisting of not less than four directors and such other persons as shall be appointed by the board. The community affairs committee shall oversee compliance by the association with the policies and provisions of the Community Reinvestment Act of 1978, as amended; shall establish and supervise policies relating to voluntary corporate contributions and other matters of business and community conduct, all as the board or the chairman may from time to time specify or request. All actions by said committee shall be reported to the board at the next regular board meeting thereafter. Three members of the committee, of whom at least two shall be directors who are not officers, shall be necessary to constitute a quorum.

Section 3.6. Substitute Committee Members. In the case of the absence of any member of any committee of the board from any meeting of such committee, the directors who are not officers and are present at such meeting, or the senior officer present if no such directors are there, may designate a substitute to serve in lieu of such absent member. Such substitute need not be a director unless such absent member is a director, but in any case when the board of directors shall have designated one or more alternate members for such committee, the substitute shall be selected from such of said alternates as are then available.

Section 3.7. Additional Committees. The board of directors may by resolution designate one or more additional committees, each consisting of two or more of the directors. Any such additional committee shall have and may exercise such powers as the board may from time to time prescribe for furthering the business and affairs of the association.

                                   ARTICLE IV

         WAIVER OF NOTICE; WRITTEN CONSENT; PARTICIPATION BY TELEPHONE

Section 4.1. Waiver of Notice. Notice of the time, place and purpose of any regular meeting of the board of directors or a committee thereof may be waived in writing by any director or member of such committee, as the case may be, either before or after such meeting. Attendance in person at a meeting of the board of directors or a committee thereof shall be deemed to constitute a waiver of notice thereof.

Section 4.2. Written Consent. Unless otherwise restricted by the articles of association or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action to so be


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


taken, shall be signed before or after such action by all of the directors, or all of the members of a committee thereof, as the case may be. Such written consent shall be filed with the records of the association.

Section 4.3. Participation by Telephone. One or more directors may participate in a meeting of the board of directors, of a committee of the board, or of the shareholders, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in this manner shall constitute presence in person at such meeting.


                                   ARTICLE V

                             OFFICERS AND EMPLOYEES

Section 5.1. Officers. The officers of the association shall consist of a chairman, a president, one or more vice chairmen, one or more executive vice presidents, one or more senior vice presidents, one or more vice presidents, a secretary, an auditor and such other officers as may be appropriate for the prompt and orderly transaction of the business of the association. Any officer may hold more than one office, except that the chairman and president may not also serve as secretary. The chairman, the president, any vice chairman, and the auditor shall be elected annually by the board of directors to serve for one year and until his successor is elected and qualifies. All other officers shall be appointed to hold office during the pleasure of the board, which may in its discretion delegate the authority to appoint and remove any officer or officers (other than the auditor) below the ranks of president and vice chairman.

Section 5.2. Chairman. The chairman shall preside or designate the presiding officer at all meetings of the board of directors and shareholders. The chairman shall be the chief executive officer of the association unless otherwise designated by the board, and may have and exercise such further powers and duties as from time to time may be conferred upon or assigned to the chairman by the board of directors. The chairman may establish advisory committees for any branch, region, or division of the association to advise on the affairs of such branch, region, or division; provided that such advisory committee members shall not attend meetings of the board of directors or any committee thereof, and shall not participate in the management of the association. If at any time the office of chairman shall be vacant, the powers and duties of that office shall devolve upon the president; if the office of president shall be vacant, the powers and duties of that office shall devolve upon the chairman; and if the office of the chairman and president are vacant, the board shall designate one or more officers of the association to perform the duties of chairman until such time as a new chairman is appointed.

Section 5.3. President. The president shall have general executive powers and may also have and exercise such further powers and duties as may be conferred upon or assigned by the board or the chairman.

Section 5.4. Vice Chairman. Each Vice Chairman shall perform such duties as may be assigned from time to time by the board of directors or the chairman.

Section 5.5. Secretary. The secretary of the association, or other designated officer of the association, shall keep accurate minutes of all meetings of the board of directors; shall attend to the giving of all notices required by these bylaws; shall be custodian of the corporate seal, records, documents and papers of the association; shall provide for the keeping of proper records of all transactions of the association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, or imposed by the bylaws; and shall also perform such other duties as may be assigned from time to time, by the board of directors or the chairman.

Section 5.6. Auditor. The general auditor of the association, or his designee, shall be the officer in charge of auditing. Said officer shall be responsible for the conduct of a program of continuous audits of the association and all of its departments and shall make, or cause to be made, further examinations as he deems necessary or are required from time to time by the responsible audit committee or the board. Said officer shall report the results of audit activities periodically to the responsible audit committee or the board.

Section 5.7. Other Officers. All other officers shall perform such duties and exercise such powers as shall pertain to their respective offices, or as shall be imposed by law, or as may be conferred upon, or assigned to them by the board of directors or the chairman.

Section 5.8. Resignation. An officer may resign at any time by delivering notice to the association. A resignation is effective when the notice is given unless the notice specifies a later effective date.

                                   ARTICLE VI

                               SIGNING AUTHORITY

Section 6.1. Signing Authority. Each officer of this association, excluding the auditor and each other officer whose primary duties are auditing in nature, shall have authority for and on behalf of this association to execute, deliver, sign and endorse checks, drafts, pledges, certificates, receipts for money, warehouse receipts, bills of lading or similar documents, contracts arising in the ordinary course of the business of the association, bankers' acceptances made by the association, commercial credits of the association, securities and property received in trust or for deposit, proxies to vote stock held by the association in any capacity, petitions, foreclosures and other deeds, powers, leases, assignments, discharges, releases, extensions, purchase agreements, conveyances, and other written instruments pertaining to real estate or interest therein and, where indicated, to affix the corporate seal of the association to any of the foregoing; to guarantee and witness signatures upon securities, documents or other written instruments; to purchase, sell, assign, pledge or transfer funds or other securities of the association or within its control as a fiduciary; and, subject to the approval of such officer or committee as the board may designate, to accept trusts and appointments and to execute trust indentures and any other instruments establishing trusts or making appointments. Each officer at the level of senior vice president or above, shall be empowered to authorize another person or persons, whether or not such other person or persons are officers or employees of the association, to sign or endorse any of the foregoing documents on behalf of the association in a particular transaction; but such officer shall by signed entry personally note the fact of such authorization on the records of the association relating to such transaction. The officer in charge of the international division of the association, or in his absence his designee, shall be empowered to authorize another person or persons, whether or not such other person or persons are officers or employees of the association, to execute documents and do such other acts and things as may be required in connection with a particular loan or extension of credit, proceeding before a court or other judicial or administrative body, or other transaction; but such officer shall by signed entry personally note the fact of such authorization on the records of the association relating to such act or transaction. Any one officer at the level of senior vice president or above shall have authority for and on behalf of the association to borrow money. The chairman, the president, any vice chairman, any executive vice president, and the senior vice president or other officer in charge of investment administration or such other officers as may be designated by the chairman may each, acting singly, authorize borrowings and request advances from any Federal Reserve Bank or any Federal Home Loan Bank, as the case may be, and may agree with said bank upon appropriate terms and collateral for such transactions. The officers and other employees of the association shall have such further signature powers as may be specified by the board of directors or by the chairman or his designee.

                                  ARTICLE VII

                          STOCK AND STOCK CERTIFICATES

Section 7.1. Transfers. Shares of stock shall be transferable on the books of the association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall in proportion to his or her shares, succeed to all rights of the prior holder of such shares. The board of directors may impose conditions upon the transfer of the stock reasonably calculated to simplify the work of the association with respect to stock transfer, voting shareholder meetings, and related matters and to protect it against fraudulent transfer.

Section 7.2. Stock Certificates. Certificates of stock shall bear the signature of the chairman or president (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the secretary or assistant secretary, and the seal of the association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the association properly endorsed.

                                  ARTICLE VIII

                                 CORPORATE SEAL

Section 8. Corporate Seal. The board of directors shall provide a seal for the association. The secretary shall have custody thereof and may designate such other officers as may have counterparts.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

Section 9.1. Fiscal Year. The fiscal year of the association shall be the calendar year.

Section 9.2. Records. The articles of association, the bylaws and the proceedings of all meetings of the shareholders, the board of directors, and standing committees of the board, shall be recorded in appropriate minute books provided for that purpose. The minutes of each meeting shall be signed by the secretary or other officer appointed to act as secretary of the meeting.


                                   ARTICLE X

                                     BYLAWS

Section 10. Amendments. These bylaws may be altered, amended, or added to or repealed by a vote of a majority of the members of the board then in office at any meeting, provided that notice thereof shall have been given in the notice of such meeting.


A true copy

Attest:



_______________________________________ Secretary/Assistant Secretary



Dated at _______________________________________ , as of
______________________.

Revision of January 11, 1993

                                  SCHEDULE A

                   (Attached to the Trustee's Certificates)
                                      of
                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION

Part I. Officer of Shawmut Bank Connecticut, National Association:

      Name                     Title                           Signature
      ----                     -----                           ---------
Arthur Blakeslee            Assistant Vice President        Arthur Blakeslee
Michelle K. Blezard         Corporate Trust Officer         Michelle K. Blezard
Bryan R. Calder             Senior Vice President           Bryan R. Calder
Steven Cimalore             Vice President                  Steven Cimalore
Alan B. Coffey              Assistant Vice President        Alan B. Coffey
Debra A. Colon              Corporate Trust Officer         Debra A. Colon
Jacqueline Connor           Corporate Trust Officer         Jacqueline Connor
Mari-Elna DeGuia            Assistant Vice President        Mari-Elna DeGuia
Pablo de la Canal           Corporate Trust Officer         Pablo de la Canal
Rinette Elovecky            Vice President                  Rinette Elovecky
Robin Bodell Fisher         Vice President                  Robin Bodell Fisher
Mark A. Forgetta            Vice President                  Mark A. Forgetta
Joseph E. Fortuna           Assistant Vice President        Joseph E. Fortuna
Gilman N. Gauvin            Vice President                  Gilman N. Gauvin
Lynnette Hamilton           Vice President                  Lynnette Hamilton
Elizabeth C. Hammer         Vice President                  Elizabeth C. Hammer
Michael M. Hopkins          Vice President                  Michael M. Hopkins
Vito J. Iacovazzi           Vice President                  Vito J. Iacovazzi
Debra A. Johnson            Corporate Trust Officer         Debra A. Johnson
Philip G. Kane, Jr.         Vice President                  Philip G. Kane, Jr.
Susan T. Keller             Vice President                  Susan T. Keller
Kathy A. Larimore           Assistant Vice President        Kathy A. Larimore
Jeffrey D. Masi             Assistant Vice President        Jeffrey D. Masi
Deborah L. McDonald         Vice President                  Deborah L. McDonald
Frank McDonald, Jr.         Vice President                  Frank McDonald, Jr.
Susan C. Merker             Assistant Vice President        Susan C. Merker
Robert L. Reynolds          Vice President                  Robert L. Reynolds
Rockwell J. Spalding        Vice President                  Rockwell J. Spalding
Donnee C. Taylor            Corporate Trust Officer         Donnee C. Taylor
Andrea F. Turlo             Vice President                  Andrea F. Turlo

Part II. Trustee Administrators (authorized only to attest the Seal of Shawmut Bank Connecticut, National Association and signature of any officer named in
Part I hereof:

      Name                     Title                           Signature
      ----                     -----                           ---------
Karen R. Felt               Trustee Administrator           Karen R. Felt
Shelley Hassett             Trustee Administrator           Shelley Hassett
Eileen D. Pepe              Trustee Administrator           Eileen D. Pepe
Cheryl Sowers               Trustee Administrator           Cheryl Sowers
Anna M. Vignuolo            Trustee Administrator           Anna M. Vignuolo

PART III. Authorized Persons (authorized only to attest the seal of Shawmut Bank Connecticut, National Association and the signature of any officer named in Part I hereof):


        Name                        Title                      Signature
        ----                        -----                      ---------

DANIEL P. BROWN, JR.           AUTHORIZED PERSON          DANIEL P. BROWN, JR.

SCOTT L. MURPHY                AUTHORIZED PERSON          SCOTT L. MURPHY

THOMAS F. TRESSILT             AUTHORIZED PERSON          THOMAS F. TRESSILT

WILLIAM G. ROCK                AUTHORIZED PERSON          WILLIAM G. ROCK

DEBORAH SMITH FRISONI          AUTHORIZED PERSON          DEBORAH SMITH FRISONI

PAUL R. PISCATELLO             AUTHORIZED PERSON          PAUL R. PISCATELLO

LESLIE L. DAVENPORT            AUTHORIZED PERSON          LESLIE L. DAVENPORT

THOMAS P. FLYNN                AUTHORIZED PERSON          THOMAS P. FLYNN

CARRIE A. BRODZINSKI           AUTHORIZED PERSON          CARRIE A. BRODZINSKI

[LOGO]

- --------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
- --------------------------------------------------------------------------------

Washington, D.C. 20219



                                  CERTIFICATE

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1.       The Comptroller of the Currency, pursuant to Revised Statutes
324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "Shawmut Bank Connecticut, National Association", Hartford, Connecticut, (Charter No. 1338), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 14th day of February, 1995.


                                       /s/ EUGENE A. LUDWIG
                                       Comptroller of the Currency

[LOGO]

- --------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
- --------------------------------------------------------------------------------


Washington, D.C. 20219



                       Certification of Fiduciary Powers

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "Shawmut Bank Connecticut, National Association", Hartford, Connecticut, (Charter No. 1338), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.


                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 14th day of February, 1995.


                                       /s/ EUGENE A. LUDWIG
                                       Comptroller of the Currency

                                   EXHIBIT 5


                             CONSENT OF THE TRUSTEE
                           REQUIRED BY SECTION 321(b)
                       OF THE TRUST INDENTURE ACT OF 1939


     The undersigned, as Trustee under the Indenture to be entered into between Envirodyne Industries, Inc. and Shawmut Bank Connecticut, National Association, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                       SHAWMUT BANK CONNECTICUT,
                                       NATIONAL ASSOCIATION
                                       as Trustee


                                       By   /s/ SUSAN T. KELLER
                                            Susan T. Keller
                                            Vice President



Dated:

                                                     Board of Governors of
                                                      the Federal Reserve System
                                                     OMB Number: 7100-0036
                                                     Federal Deposit Insurance
                                                      Corporation
                                                     OMB Number: 3064-0052
                                                     Office of the Comptroller
                                                      of the Currency
                                                     OMB Number 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL   Expires July 31, 1994
                                                                            /1/
                                                     Please refer to page i,
[FEDERAL FINANCIAL INSTITUTIONS LOGO]                Table of Contents, for
                                                     the required disclosure
                                                     of estimated burden.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                      (940630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1994       -----------
                                                     (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Susan E. Lester, E.V.P. and C.F.O.
   -------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ SUSAN E. LESTER
- ----------------------------------------------------------
Signature of Officer Authorized to Sign Report

July 29, 1995
- ----------------------------------------------------------
Date of Signature


- ----------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.
- --------------------------------------------------------------------------------

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ GUNNAR S. OVERSTROM
- ----------------------------------------------------------
Director (Trustee)

/s/ DAVID L. EYLES
- ----------------------------------------------------------
Director (Trustee)

/s/ JOEL B. ALVORD
- ----------------------------------------------------------
Director (Trustee)





                                                  ___                                              ___
FDIC Certificate Number |    |   |   |   |   |    |                                                   |
                        ______________________
                              (RCRI 9060)               Banks should affix the address label in
                                                        this space.

                                                        SHAWMUT BANK CONNECTICUT, NATIONAL A
                                                        Legal Title of Bank (Text 8010)
                                                        777 MAIN STREET
                                                        City (Test 9130)
                                                        HARTFORD, CT                  06115
                                                        State Abbrev. (Text ___)  Zip Code (Text ___)
                                                  |                                                   |
                                                  ---                                              ---

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                      EFIEC 031
                                                                       Page 1-8
                                                                            /2/
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES

TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover
REPORT OF INCOME
Schedule RI--Income Statement...........................................RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital....................................RI-3

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses..................................................................RI-4, 5

Schedule RI-C--Applicable Income Taxes by
  Taxing Authority..........................................................RI-5

Schedule RI-D--Income from
  International Operations..................................................RI-6

Schedule RI-E--Explanations...............................................RI-7, 8

DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
30.7 hours per respondent and is estimated to vary from 15 to 200 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

REPORT OF CONDITION

Schedule RC--Balance Sheet................................................RC-1, 2

Schedule RC-A--Cash and Balances Due
  From Depository Institutions..............................................RC-3

Schedule RC-B--Securities.................................................RC-4, 5

Schedule RC-C--Loans and Lease Financing
  Receivables:
    Part I. Loans and Leases..............................................RC-6, 7
    Part II. Loans to Small Businesses and
      Small Farms (included in the forms for
      June 30 only).....................................................RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks)..................................RC-8

Schedule RC-E--Deposit Liabilities.......................................RC-9, 10

Schedule RC-F--Other Assets................................................RC-11

Schedule RC-G--Other Liabilities...........................................RC-11

Schedule RC-H--Selected Balance Sheet Items for
  Domestic Offices.........................................................RC-12

Schedule RC-I--Selected Assets and Liabilities
  of IBFs..................................................................RC-13

Schedule RC-K--Quarterly Averages..........................................RC-13

Schedule RC-L--Off-Balance Sheet Items..................................RC-14, 15

Schedule RC-M--Memoranda................................................RC-16, 17

Schedule RC-N--Past Due and Nonaccrual Loans,
  Leases, and Other Assets..............................................RC-18, 19

Schedule RC-O--Other Data for Deposit
  Insurance Assessments.................................................RC-20, 21

Schedule RC-R--Risk-Based Capital.......................................RC-22, 23

Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of
  Condition and Income.....................................................RC-24

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank: SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION   Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address: 777 MAIN STREET                                                                                   Page RI-1
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Consolidated Report of Income
for the period January 1, 1994-June 31, 1994

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                           __________
                                                                                                           |  I480  | <-
                                                                                               ------------ --------
                                                                   Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
|--------------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:                                                        | ////////////////// |
      (1) In domestic offices:                                                                 | ////////////////// |
          (a) Loans secured by real estate ................................................... | 4011       196,635 | 1.a.(1)(a),
          (b) Loans to depository institutions ............................................... | 4019           126 | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............ | 4024            45 | 1.a.(1)(c)
          (d) Commercial and industrial loans ................................................ | 4012        81,941 | 1.a.(1)(d)
          (e) Acceptances of other banks ..................................................... | 4026             3 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:     | ////////////////// |
              (1) Credit cards and related plans ............................................. | 4054         1,399 | 1.a.(1)(f)(1)
              (2) Other ...................................................................... | 4055        16,286 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ......................... | 4056             0 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political           | ////////////////// |
              subdivisions in the U.S.:                                                        | ////////////////// |
              (1) Taxable obligations ........................................................ | 4503            31 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations ..................................................... | 4504         1,398 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................ | 4058        16,786 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4059             0 | 1.a.(2)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505            91 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                         | ////////////////// |
      (1) In domestic offices ................................................................ | 4105             3 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4106         1,917 | 1.c.(2)
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .... | 4027       103,941 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
          (a) Taxable securities ............................................................. | 4506             0 | 1.d.(2)(a)
          (b) Tax-exempt securities .......................................................... | 4507             9 | 1.d.(2)(b)
      (3) Other domestic debt securities ..................................................... | 3657        29,126 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658            94 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659         1,408 | 1.d.(5)
   e. Interest income from assets held in trading accounts ................................... | 4069             0 | 1.e.
                                                                                               ----------------------

____________
(1) Includes interest income on time certificates of deposit not held in trading accounts.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION   Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address: 777 MAIN STREET                                                                                     Page RI-2
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RI--Continued
                                                                                   ----------------
                                                                                   | Year-to-date |
                                                                             ---------------------
                                                 Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ----------------------------------------------------------------------------------- --------------
 1. Interest income (continued)                                              |                    |
    f. Interest income on federal funds sold and securities purchased        | ////////////////// |
       under agreements to resell in domestic offices of the bank and of     | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4020         1,330 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107       452,569 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508         5,649 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509         7,486 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        21,212 |  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........ | 4174        11,912 |  2.a.(1)(b)(3)
               (4) All other time deposits ................................. | 4512        37,615 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172         2,737 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of       | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4180        77,469 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury and on           | ////////////////// |
       other borrowed money ................................................ | 4185         8,839 |  2.c.
    d. Interest on mortgage indebtedness and obligations under               | ////////////////// |
       capitalized leases .................................................. | 4072           436 |  2.d.
    e. Interest on subordinated notes and debentures ....................... | 4200             0 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       173,382 |  2.f.
                                                                                                   ---------------------------
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      279,187 |  3.
                                                                                                   ---------------------------
 4. Provisions:                                                              | ////////////////// |
                                                                                                   ---------------------------
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |       (1,933)|  4.a.
    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |            0 |  4.b.
                                                                                                   ---------------------------
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070        35,011 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080        33,116 |  5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions .. | 4075          (286)|  5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076             0 |  5.d.
    e. Gains (losses) and fees from assets held in trading accounts ........ | 4077         1,046 |  5.e.
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income................................................. | 5407        28,253 |  5.f.(1)
       (2) All other noninterest income  ................................... | 5408        22,474 |  5.f.(2)
                                                                                                   ---------------------------
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |      119,614 |  5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |          467 |  6.a.
    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |       (3,041)|  6.b.
                                                                                                   ---------------------------
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       140,465 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217        44,063 |  7.b.
    c. Other noninterest expense* .......................................... | 4092       152,231 |  7.c.
                                                                                                   ---------------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |      336,759 |  7.d.
                                                                                                   ---------------------------
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
                                                                                                   ---------------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |       61,401 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |       19,897 |  9.
                                                                                                   ---------------------------
10. Income (loss) before extraordinary items and other adjustments           | ////////////////// |
                                                                                                   ---------------------------
    (item 8 minus 9)........................................................ | ////////////////// | RIAD 4300 |       41,504 | 10.
                                                                             -------------------------------------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION    Call Date:    6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                     Page RI-3
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RI--Continued

                                                                                 ----------------
                                                                                 | Year-to-date |
                                                                           ------ --------------
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ----------------------------------------------------------------------------------- --------------
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes      | ////////////////// |
       (item 11.a minus 11.b) ............................................ | //////////////////   --------------------------
                                                                           | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |       41,504 | 12.
                                                                           -------------------------------------------------


                                                                                                             --------------
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ------ --------------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------ --------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513             5 | M.1.
 2. Fee income from the sale and servicing of mutual funds and annuities in domestic offices          | ////////////////// |
    (included in Schedule RI, item 5.g) ............................................................. | 8431           670 | M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above ........ | 4309             0 | M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            | ////////////////// |
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             | ////////////////// |
    items and other adjustments" (item 8 above) ..................................................... | 1244         1,207 | M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         5,854 | M.5.

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                   --------
                                                                                                                   |   1483|
                                                                                                       --------------------
                                                                         Dollar Amounts in Thousands  |  RIAD  Bil Mil Thou|
- ------------------------------------------------------------------------------------------------------ --------------------
 1. Total equity capital originally reported in the December 31, 1993, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,131,626 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,131,626 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340        41,504 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356        94,072 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460        43,150 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         | ////////////////// |
    for this schedule)............................................................................... | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433       (20,830)| 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415             0 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   | ////////////////// |
    item 28) ........................................................................................ | 3210     1,203,222 | 14.
                                                                                                      ----------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                               Page RI-4
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                --------
                                                                                                               |  I486  |
                                                                              --------------------------------- --------
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               -------------------- --------------------
                                                                              |         calendar year-to-date           |
                                                                               -----------------------------------------
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651        54,212 | 4661         3,354 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655             0 | 4665             1 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645         9,339 | 4617         3,474 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656           767 | 4666           330 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657         1,268 | 4667         1,903 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627             0 | 6.
7. All other loans .......................................................... | 4644         1,083 | 4628           164 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        66,669 | 4605         9,226 | 9.
                                                                              -------------------------------------------

                                                                              -------------------------------------------
                                                                              |     Cumulative     |     Cumulative     |
                                                                              |    Charge-offs     |     Recoveries     |
                                                                              |    Jan. 1, 1986    |    Jan. 1, 1986    |
Memoranda                                                                     |      through       |      through       |
                                                  Dollar Amounts in Thousands |   Dec. 31, 1989    |    Report Date     |
- ------------------------------------------------------------------------------ -------------------- --------------------
To be completed by national banks only.                                       | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
                                                                               -------------------- --------------------
1. Charge-offs and recoveries of Special-Category Loans, as defined for this  | ////////////////// | ////////////////// |
   Call Report by the Comptroller of the Currency ........................... | ////////////////// | 4784           645 | M.1.
                                                                              -------------------------------------------

                                                                               -------------------------------------------
                                                                              |      (Column A)    |     (Column B)     |
Memorandum items 2 and 3 are to be completed by all banks.                    |     Charge-offs    |     Recoveries     |
                                                                               -------------------- --------------------
2. Loans to finance commercial real estate, construction, and land            |         calendar year-to-date           |
   development activities (not secured by real estate) included in             -----------------------------------------
                                                                              | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
                                                                               -------------------- --------------------

   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409           761 | 5410           199 | M.2.
3. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582         3,580 | 3583           463 | M.3.a.
   b. Secured by farmland ................................................... | 3584             0 | 3585            13 | M.3.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit ..................... | 5411         1,307 | 5412            33 | M.3.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413        23,678 | 5414           848 | M.3.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588         2,663 | 3589            75 | M.3.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590        22,984 | 3591         1,922 | M.3.e.
                                                                              -------------------------------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION       Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                        Page RI-5
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RI-B--Continued

Part II. Changes in Allowance for Loan and
         Lease Losses and in Allocated
         Transfer Risk Reserve
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |   Allowance for    |      Allocated     |
                                                                              |   Loan and Lease   |    Transfer Risk   |
                                                                              |      Losses        |       Reserve      |
                                                                               -------------------- --------------------
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
1. Balance originally reported in the December 31, 1993, Reports of           | ////////////////// | ////////////////// |
   Condition and Income ..................................................... | 3124       350,900 | 3131             0 | 1.
2. Recoveries (column A must equal part I, item 9, column B above) .......... | 4605         9,226 | 3132             0 | 2.
3. LESS: Charge-offs (column A must equal part I, item 9, column A above) ... | 4635        66,669 | 3133             0 | 3.
4. Provision (column A must equal Schedule RI, item 4.a; column B must        | ////////////////// | ////////////////// |
   equal Schedule RI, item 4.b) ............................................. | 4230         1,933 | 4243             0 | 4.
5. Adjustments* (see instructions for this schedule) ........................ | 4815        18,265 | 3134             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (column A must    | ////////////////// | ////////////////// |
   equal Schedule RC, item 4.b; column B must equal Schedule RC,              | ////////////////// | ////////////////// |
   item 4.c) ................................................................ | 3123       309,789 | 3128             0 | 6.
                                                                              -------------------------------------------
____________
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority
Schedule RI-C is to be reported with the December Report of Income.
                                                                                                               ----------
                                                                                                               |  I489  | <-
                                                                                                    ------------ --------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Federal ....................................................................................... | 4780           N/A | 1.
2. State and local................................................................................ | 4790           N/A | 2.
3. Foreign ....................................................................................... | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............ | 4770           N/A | 4.
                                                                       ----------------------------
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
                                                                       --------------------------------------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION            Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                             Page RI-6
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                             __________
                                                                                                             |  I492  | <-
                                                                                                       ------ --------
                                                                                                       | Year-to-date |
                                                                                                 ------ --------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------- --------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,       | ////////////////// |
   and IBFs:                                                                                     | ////////////////// |
   a. Interest income booked ................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................. | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs   | ////////////////// |
      (item 1.a minus 1.b).....................................................................  | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                 | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .. | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices .......... | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ..................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                      | ////////////////// |
   a. Noninterest income attributable to international operations .............................. | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............. | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ....................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a        | ////////////////// |
      minus 3.b and 3.c) ....................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation    | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................. | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect   | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................. | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation     | ////////////////// |
   adjustment (sum of items 4 and 5) ........................................................... | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 .... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) .............. | 4341           N/A | 8.
                                                                                                 ----------------------

Memoranda                                                                                        ______________________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------- --------------------
1. Intracompany interest income included in item 1.a above ..................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above .................................... | 4848           N/A | M.2.
                                                                                                 ----------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                       ----------------
                                                                                                       | Year-to-date |
                                                                                                 ------ --------------
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------- --------------------
1. Interest income booked at IBFs .............................................................. | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................. | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices        | ////////////////// |
   (excluding IBFs):                                                                             | ////////////////// |
   a. Gains (losses) and extraordinary items ................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income ........................................................ | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at        | ////////////////// |
   domestic offices (excluding IBFs) ........................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices | ////////////////// |
   (excluding IBFs) ............................................................................ | 4853           N/A | 5.
                                                                                                ----------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION        Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                         Page RI-7
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                               --------
                                                                                                              |  I495  |
                                                                                                        ------ --------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415             0 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 5.f.(2):                                                                    | ////////////////// |
       -------------
    d. | TEXT 4461 | REIMBURSEMENT FROM AFFILIATES________________________________________________| 4461        13,983 | 1.d.
        -----------
    e. | TEXT 4462 |                                                                              | 4462               | 1.e.
        ----------- ------------------------------------------------------------------------------
    f. | TEXT 4463 |                                                                              | 4463               | 1.f.
       -------------------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531         4,862 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 7.c:                                                                        | ////////////////// |
       -------------
    e. | TEXT 4464 |_ACQUISITION COSTS____________________________________________________________| 4464        43,800 | 2.e.
        -----------
    f. | TEXT 4467 | RESTRUCTURING CHARGES                                                        | 4467        19,800 | 2.f.
        ----------- ------------------------------------------------------------------------------
    g. | TEXT 4468 |                                                                              | 4468               | 2.g.
       -------------------------------------------------------------------------------------------
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and                   | ////////////////// |
    applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe              | ////////////////// |
    all extraordinary items and other adjustments):                                               | ////////////////// |
           -------------
    a. (1) | TEXT 4469 |                                                                          | 4469               | 3.a.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
           -------------                                              ----------------------------
    b. (1) | TEXT 4487 |                                                                          | 4487               | 3.b.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           -------------                                              ----------------------------
    c. (1) | TEXT 4489 |                                                                          | 4489               | 3.c.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ----------------------------
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                | ////////////////// |
    item 2) (itemize and describe all adjustments):                                               | ////////////////// |
       -------------
    a. | TEXT 4492 |                                                                              | 4492               | 4.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4493 |                                                                              | 4493               | 4.b.
       -------------------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years (from                  | ////////////////// |
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):           | ////////////////// |
       -------------
    a. | TEXT 4494 |                                                                              | 4494               | 5.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4495 |                                                                              | 4495               | 5.b.
       -------------------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,               | ////////////////// |
    item 10) (itemize and describe all corrections):                                              | ////////////////// |
       -------------
    a. | TEXT 4496 |                                                                              | 4496               | 6.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4497 |                                                                              | 4497               | 6.b.
       ------------------------------------------------------------------------------------------- --------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION             Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                 Page RI-8
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RI-E--Continued
                                                                                                        ----------------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       -------------
    a. | TEXT 4498 |                                                                              | 4498        30,000 | 7.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4499 |                                                                              | 4499               | 7.b.
       -------------------------------------------------------------------------------------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,              | ////////////////// |
    item 5) (itemize and describe all adjustments):                                               | ////////////////// |
       -------------
    a. | TEXT 4521 | GATEWAY SAVINGS BANK POOLING
                   |                                                                              | 4521        18,265 | 8.a.
       -------------------------------------------------------------------------------------------
    b. | TEXT 4522 |                                                                              | 4522               | 8.b.
       -------------------------------------------------------------------------------------------
                                                                                                   ____________________
 9. Other explanations (the space below is provided for the bank to briefly describe,             |   I498   |   I499  | <-
    at its option, any other significant items affecting the Report of Income):                   ----------------------
    No comment |X| (RIAD 4769)
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION             Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:              777 MAIN STREET                                                                                  Page RC-1
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
                                                                                                             ----------
                                                                                                             |  C400  | <-
                                                                                                 ------------ --------
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081        85,210 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071       145,435 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754     3,906,126 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773       779,309 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276       231,300 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277            10 |  3.b.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |     9,146,312 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       309,789 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ----------------------------|                    |
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125     8,836,523 |  4.d.
 5. Assets held in trading accounts ............................................................ | 3545             0 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       178,499 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150        32,388 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155        31,941 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143        77,424 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       644,600 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    15,740,755 | 12.
                                                                                                 ----------------------

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                               Page RC-2
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC--Continued
                                                                                               ---------------------------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------- -------------------------
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) ..... | RCON 2200     9,973,814 | 13.a.
                                                                   ----------------------------
       (1) Noninterest-bearing(1) ................................ | RCON 6631       2,762,398 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       7,001,416 | /////////////////////// | 13.a.(2)
                                                                   ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200       196,619 | 13.b.
                                                                   ----------------------------
       (1) Noninterest-bearing ................................... | RCFN 6631               0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636         196,619 | /////////////////////// | 13.b.(2)
                                                                   ----------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278     1,860,850 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279     1,284,572 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840       447,595 | 15.a.
    b. Trading liabilities ................................................................... | RCFD 3548         6,575 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With original maturity of one year or less ............................................ | RCFD 2332       497,414 | 16.a.
    b. With original maturity of more than one year .......................................... | RCFD 2333       260,803 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910         9,784 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920        31,941 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200             0 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930       177,566 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    14,537,533 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838             0 | 23.
24. Common stock ............................................................................. | RCFD 3230        19,487 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | RCFD 3839       926,125 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632       275,774 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434       (18,164)| 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     1,203,222 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    15,740,755 | 29.
                                                                                               ---------------------------
Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the                     Number
    most comprehensive level of auditing work performed for the bank by independent external            ------------------
    auditors as of any date during 1993  .............................................................. | RCFD 6724  N/A | M.1.
                                                                                                        ------------------

1 = Independent  audit of the  bank conducted  in  accordance    4 = Directors'  examination  of the  bank  performed  by other
    with generally accepted auditing standards by a certified        external  auditors (may  be required  by state  chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent  audit of the  bank's parent  holding company    5 = Review of  the bank's  financial  statements  by  external
    conducted in accordance with  generally accepted auditing        auditors
    standards  by a certified  public  accounting  firm which    6 = Compilation of the bank's financial statements by external
    submits a  report  on the  consolidated  holding  company        auditors
    (but not on the bank separately)                             7 = Other  audit procedures  (excluding tax  preparation work)
3 = Directors'   examination  of   the  bank   conducted   in    8 = No external audit work
    accordance  with generally  accepted  auditing  standards
    by a certified public accounting firm (may be required by
    state chartering authority)

____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION            Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                             Page RC-3
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-A--Cash and Balances Due From Depository Institutions
Exclude assets held in trading accounts.
                                                                                                              ----------
                                                                                                              |  C405  | <-
                                                                             --------------------------------- --------
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                             -------------------- --------------------
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------- -------------------- --------------------
1. Cash items in process of collection, unposted debits, and currency and    | ////////////////// | ////////////////// |
   coin .................................................................... | 0022       672,793 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits .............. | ////////////////// | 0020       520,047 | 1.a.
   b. Currency and coin .................................................... | ////////////////// | 0080       152,746 | 1.b.
2. Balances due from depository institutions in the U.S. ................... | ////////////////// | 0082       133,071 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ... | 0083             0 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions   | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ................................... | 0085       133,071 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks .. | ////////////////// | 0070       136,505 | 3.
   a. Foreign branches of other U.S. banks ................................. | 0073             0 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks ........... | 0074       136,505 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks ................................. | 0090        78,276 | 0090        78,276 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal            | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) .................................. | 0010     1,020,645 | 0010     1,020,645 | 5.
                                                                             -------------------------------------------

                                                                                                  ----------------------
Memorandum                                                            Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------

1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,        | ////////////////// |
   column B above) .............................................................................. | 0050       132,636 | M.1.
                                                                                                  ----------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                               Page RC-4
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-B--Securities
Exclude assets held in trading accounts.                                                                          ---------
                                                                                                                  |  C410 |
                                       ------------------------------------------------------------------------------------
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       ----------------------------------------- -----------------------------------------
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       -------------------- -------------------- -------------------- --------------------
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- -------------------------------------- -------------------- -------------------- -------------------- --------------------
1. U.S. Treasury securities ......... | 0211     1,068,833 | 0213     1,016,552 | 1286       534,139 | 1287       515,844 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676             0 | 1677             0 | 1678           135 | 1679           137 | 3.a.
   b. Revenue obligations ........... | 1681             0 | 1686             0 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1698             0 | 1699             0 | 1701        78,175 | 1702        80,542 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703     1,752,887 | 1705     1,708,934 | 1706             0 | 1707             0 | 4.a.(2)
      (3) Privately-issued .......... | 1709        19,308 | 1710        18,253 | 1711             0 | 1713             0 | 4.a.(3)
   b. CMOs and REMICs:                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1714             0 | 1715             0 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Privately-issued            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and collateralized          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FNMA, FHLMC, or             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1718             0 | 1719             0 | 1731             0 | 1732             0 | 4.b.(2)
      (3) All other privately-        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          issued .................... | 1733       146,608 | 1734       144,265 | 1735       151,600 | 1736       139,578 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737       915,240 | 1738       904,035 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742         3,250 | 1743         3,250 | 1744             0 | 1746             0 | 5.b.
                                      -------------------------------------------------------------------------------------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than pass-through securities, CMOs, and REMICs) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION             Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-5
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-B--Continued

                                     -----------------------------------------------------------------------------------
                                    |             Held-to-maturity            |            Available-for-sale           |
                                     ----------------------------------------- -----------------------------------------
                                    |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                    |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                     -------------------- -------------------- -------------------- --------------------
        Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------ -------------------- -------------------- -------------------- --------------------

6. Equity securities:               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds ....................... | ////////////////// | ////////////////// | 1747         5,016 | 1748         5,016 | 6.a.
   b. Other equity securities       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      with readily determin-        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      able fair values ............ | ////////////////// | ////////////////// | 1749             0 | 1751             0 | 6.b.
   c. All other equity              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1) ............... | ////////////////// | ////////////////// | 1752        38,192 | 1753        38,192 | 6.c.
7. Total (sum of items 1            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b) ...................... | 1754     3,906,126 | 1771     3,795,289 | 1772       807,257 | 1773       779,309| 7.
                                    -------------------------------------------------------------------------------------



                                                                                                               ---------
Memoranda                                                                                                     |   C412  | <-
                                                                                                   ----------- ---------
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
1. Pledged securities(2) ......................................................................... | 0416     2,899,544 | M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):| ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343             0 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344        22,223 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     2,058,261 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346     2,384,920 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) ..... | 0347     4,465,404 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544         6,016 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545       170,807 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years................................................... | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553       176,823 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt   | ////////////////// |
      securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual   | ////////////////// |
      debt securities included in Schedule RC-N, item 9, column C) ............................... | 0393     4,642,227 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2) (included in     | ////////////////// |
   Memorandum item 2.b.(5) above) ................................................................ | 5519         3,001 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date ........................................... | 1778           238 | M.7.

- ---------------
1) Includes equity securities without readily determinable fair values at historical cost in item 6. c, column 0.
2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION             Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-6
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

                                                                                                               --------
                                                                                                              |  C415  | <-
Do not deduct the allowance for loan and lease losses from amounts           -------------------------------------------
reported in this schedule.  Report total loans and leases, net of unearned   |     (Column  A)    |     (Column B)     |
income.  Exclude assets held in trading accounts.                            |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                              -------------------- --------------------
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------- -------------------- --------------------
 1. Loans secured by real estate ........................................... | 1410     5,239,388 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415        76,735 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420         1,719 |  1.b.
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
           properties and extended under lines of credit ................... | ////////////////// | 1797       417,777 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
           (a) Secured by first liens ...................................... | ////////////////// | 5367     3,226,287 |  1.c.(2)(a)
           (b) Secured by junior liens ..................................... | ////////////////// | 5368       211,935 |  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460       100,761 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480     1,204,174 |  1.e.
 2. Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505             17 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506             0 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507            17 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517             0 | 1517             0 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510             0 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516             0 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers .... | 1590         1,280 | 1590         1,280 |  3.
 4. Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763     2,624,506 | 1763     2,624,506 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764             0 | 1764             0 |  4.b.
 5. Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756           240 | 1756           204 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975       455,734 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008        26,062 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) . | 2011       429,672 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081             0 | 2081             0 |  7.
 8. Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107        76,157 | 2107        76,157 |  8.
 9. Other loans ............................................................ | 1563       755,405 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . | ////////////////// | 1545       103,947 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564       651,458 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165         3,418 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182         3,418 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183             0 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123         9,833 | 2123         9,833 | 11.
12. Total loans and leases, net of unearned income (sum of items 1 through   | ////////////////// | ////////////////// |
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a) . | 2122     9,146,312 | 2122     9,146,312 | 12.
                                                                             -------------------------------------------


Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION             Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                            Page RC-7
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-C--Continued

Part I. Continued
                                                                             -------------------------------------------
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
Memoranda                                                                    |        Bank        |      Offices       |
                                                                              -------------------- --------------------
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------- -------------------- --------------------
 1. Commercial paper included in Schedule RC-C, part I, above .............. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms      | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above):                              | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                         | ////////////////// | ////////////////// |
                                                                                                   ---------------------
       (1) To U.S. addressees (domicile) ................................... | 1687        43,012 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) ............................... | 1689             0 | M.2.a.(2)
    b. Loans to finance agricultural production and other loans to farmers . | 1613             0 | M.2.b.
    c. Commercial and industrial loans:                                      | ////////////////// |
       (1) To U.S. addressees (domicile) ................................... | 1758             0 | M.2.c.(1)
       (2) To non-U.S. addressees (domicile)................................ | 1759             0 | M.2.c.(2)
    d. All other loans (exclude loans to individuals for household,          | ////////////////// |
       family, and other personal expenditures) ............................ | 1615           700 | M.2.d.
    e. Lease financing receivables:                                          | ////////////////// |
       (1) Of U.S. addressees (domicile) ................................... | 1789             0 | M.2.e.(1)
       (2) Of non-U.S. addressees (domicile) ............................... | 1790             0 | M.2.e.(2)
    f. Total (sum of Memorandum items 2.a through 2.e) ..................... | 1616        43,712 | M.2.f.
 3. Maturity and repricing data for loans and leases(1) (excluding those     | ////////////////// |
    in nonaccrual status):                                                   | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:             | ////////////////// |
       (1) Three months or less ............................................ | 0348       450,888 | M.3.a.(1)
       (2) Over three months through 12 months ............................. | 0349        81,259 | M.3.a.(2)
       (3) Over one year through five years ................................ | 0356       819,672 | M.3.a.(3)
       (4) Over five years ................................................. | 0357     2,399,164 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of                         | ////////////////// |
           Memorandum items 3.a.(1) through 3.a.(4)) ....................... | 0358     3,750,983 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                    | ////////////////// |
       (1) Quarterly or more frequently .................................... | 4554     3,963,831 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly . | 4555       554,895 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than     | ////////////////// |
           annually ........................................................ | 4561       722,391 | M.3.b.(3)
       (4) Less frequently than every five years ........................... | 4564         3,881 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)        | ////////////////// |
           through 3.b.(4)) ................................................ | 4567     5,244,998 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))  | ////////////////// |
       (must equal the sum of total loans and leases, net, from              | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from             | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and      | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ...... | 1479     8,995,981 | M.3.c.
 4. Loans to finance commercial real estate, construction, and land          | ////////////////// |
    development activities (not secured by real estate) included in          | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) ........... | 2746        37,810 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I, above)| 5369       238,903 | M.5.
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family    | ////////////////// |--------------------
    residential properties (included in Schedule RC-C, part I, item          | ////////////////// | RCON  Bil Mil Thou |
                                                                                                   --------------------
    1.c.(2)(a), column B, page RC-6) ....................................... | ////////////////// | 5370     1,470,716 | M.6.
                                                                             -------------------------------------------

- ---------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:    SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION      Call Date:  6/30/94   ST-BK:  09-0590   FFIEC 031
Address:                777 MAIN STREET                                                                           Page RC- 7a
City, State   Zip:      HARTFORD, CT  06115
FDIC Certificate No.:   |0|2|4|9|9|


Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currenty outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines; should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currenty outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.


Loans to Small Businesses
1.  Indicate in the appropriate box at the right whether all or substantially all
    of the bank's "Loans secured by nonfarm nonresidential properties" in                                     -----------------
    domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and                              |      C418       | <-
    all or substantially all of the bank's "Commercial and industrial loans to                                -----------------
    U.S. addressees" in domestic  offices reported in Schedule RC-C, part I,                                 |  YES       NO   |
    item 4.a, column B, have original amounts of $100,000 or less (see                                  -------------------------
    instructions) .......................................................................             |  6999|     | /// |  X  |  1.
                                                                                                       -------------------------


If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

                                                                                  -----------------------
                                                                                  |   Number of Loans   |
                                                                                  -----------------------
2.  Report the total number of loans currently outstanding for each of the        | RCON  | /////////// |
    following Schedule RC-C, part I, loan categories:                             |-------- /////////// |
    a.  "Loans secured by nonfarm nonresidential properties" in domestic offices  |  ////////////////// |
        reported in Schedule RC-C, part I, item 1.e, column B  ...................| 5562            N/A |  2.a.
    b.  "Commercial and industrial loans to U.S. addressees" in domestic offices  | /////////////////// |
         reported in Schedule RC-C, part I, item 4.a, column B ...................| 5563            N/A |  2.b.
                                                                                  ----------------------

                                                                                  --------------------------------------------
                                                                                  |      (Column A)    |      (Column B)     |
                                                                                  |                    |         Amount      |
                                                                                  |                    |       Currently     |
                                                                                  |    Number of Loans |      Outstanding    |
                                                                                  |--------------------|---------------------|
                                             Dollar Amounts in Thousands          | RCON |/////////////|   RCON Bil Mil Thou |
- ----------------------------------------------------------------------------------|------------------------------------------|
3.  Number and amount currently outstanding of "Loans secured by nonfarm          | //////////////////////////////////////// |
    nonresidential properties" in domestic offices reported in Schedule RC-C,     | //////////////////////////////////////// |
    part I, item 1.e, column B (sum of items 3.a through 3.c must be less than    | //////////////////////////////////////// |
    or equal to Schedule RC-C, part I, item 1.e, column B):                       | //////////////////////////////////////// |
    a.  With original amounts of $100,000 or less ................................| 5564         1,127 | 5565         39,831 | 3.a.
    b.  With original amounts of more than $100,000 through $250,000..............| 5566         1,073 | 5567        131,881 | 3.b.
    c.  With original amounts of more than $250,000 through $1,000,000............| 5568         1,131 | 5569        422,956 | 3.c.
4.  Number and amount currently outstanding of "Commercial and industrial loans   | //////////////////////////////////////// |
    to U.S. addressees" in domestic offices reported in Schedule RC-C, part I,    | //////////////////////////////////////// |
    item 4.a, column B (sum of items 4.a through 4.c must be less than or equal   | //////////////////////////////////////// |
    to Schedule RC-C, part I, item 4.a, column B):                                | //////////////////////////////////////// |
    a.  With original amounts of $100,000 or less ................................| 5570         2,304 | 5571         49,374 | 4.a.
    b.  With original amounts of more than $100,000 through $250,000 .............| 5572           507 | 5573         50,467 | 4.b.
    c.  With original amounts of more than $250,000 through $1,000,000 ...........| 5574           477 | 5575        148,262 | 4.c.
                                                                                   ------------------------------------------





                                      17a

Legal Title of Bank:    SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION        Call Date:  6/30/94   ST-BK:  09-0590   FFIEC 031
Address:                777 MAIN STREET                                                                              Page RC-7a
City, State   Zip:      HARTFORD, CT  06115
FDIC Certificate No.:   |0|2|4|9|9|



Schedule RC-C--Continued

Part II.  Continued


Agricultural Loans to Small Farms
5.  Indicate in the appropriate box at the right whether all or substantially all of the bank's "Loans secured by farmland (incuding farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the bank's "Loans to
    finance agricultural production and other loans to farmers" in domestic                                      Yes      No
    offices reported in Schedule RC-C, part I, item 3, column B, have original                            -------------------
    amounts of $100,000 or less (see instructions) ...................................................   | 6860 |    |///| X | 5.
                                                                                                          -------------------

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO, skip items 6.a and 6.b and complete items 7 and 8 below.


                                                                                   ----------------------
                                                                                  |    Number of Loans   |
                                                                                  |----------------------|
6.  Report the total number of loans currently outstanding for each of the        | RCON |////////////// |
    following Schedule RC-C, part I, loan categories:                             |------|               |
    a.  "Loans secured by farmland (including farm residential and other          | //////////////////// |
        improvements)" in domestic offices reported in Schedule RC-C, part I,     | //////////////////// |
        item 1.b, column B ...................................................... | 5576             N/A | 6.a.
    b.  "Loans to finance agricultural production and other loans to farmers"     | //////////////////// |
        in domestic offices reported in Schedule RC-C, part I, item 3, column B.. | 5577             N/A | 6.b.
                                                                                   ----------------------

                                                                                  --------------------------------------------
                                                                                  |      (Column A)      |    (Column B)     |
                                                                                  |                      |       Amount      |
                                                                                  |                      |     Currently     |
                                                                                  |    Number of Loans   |    Outstanding    |
                                                                                  |----------------------|-------------------|
                                                     Dollar Amounts in Thousands  | RCON |///////////////| RCON Bil Mil Thou |
- ----------------------------------------------------------------------------------|------------------------------------------|
7.  Number and amount currently outstanding of "Loans secured by farmland         | //////////////////////////////////////// |
    (including farm residential and other improvements)" in domestic offices      | //////////////////////////////////////// |
    reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a       | //////////////////////////////////////// |
    through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b,    | //////////////////////////////////////// |
    column B):                                                                    | //////////////////////////////////////// |
    a.  With original amounts of $100,000 or less................................ | 5578             3 | 5579             98 | 7.a.
    b.  With original amounts of more than $100,000 through $250,000............. | 5580             2 | 5581            312 | 7.b.
    c.  With original amounts of more than $250,000 through $500,000............. | 5582             4 | 5583            579 | 7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural      | //////////////////////////////////////// |
   production and other loans to farmers" in domestic offices reported in         | //////////////////////////////////////// |
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c must     | //////////////////////////////////////// |
   be less than or equal to Schedule RC-C, part I, item 3, column B):             | //////////////////////////////////////// |
   a.  With original amounts of $100,000 or less................................. | 5584            23 | 5585            480 | 8.a.
   b.  With original amounts of more than $100,000 through $250,000.............. | 5586             2 | 5587            233 | 8.b.
   c.  With original amounts of more than $250,000 through $500,000.............. | 5588             2 | 5589            567 | 8.c.
                                                                                  --------------------------------------------




                                      17b

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                               Page RC-8
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of interest rate, foreign exchange rate, and other commodity and equity contracts (as reported in Schedule RC-L, items 11, 12, and 13).

                                                                                                                    --------
                                                                                                                   |  C420  | <-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531             0 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532             0 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533             0 |  3.
 4. Mortgage-backed securities in domestic offices:                                               | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. CMOs and REMICs issued by FNMA or FHLMC .................................................. | RCON 3535             0 |  4.b.
    c. All other ................................................................................ | RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541             0 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        11,350 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544             0 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        11,350 | 12.

                                                                                                  ---------------------------
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                       ---------------------------

13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547         6,575 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548         6,575 | 15.
                                                                                                   ---------------------------


Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                               Page RC-9
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-E--Deposit Liabilities
Part I. Deposits in Domestic Offices


                                                                                                                ----------
                                                                                                                |  C425  |
                                                          ------------------------------------------------------ --------
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                           ----------------------------------------- --------------------
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           -------------------- -------------------- --------------------
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
- ---------------------------------------------------------- -------------------- -------------------- --------------------
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     3,339,818 | 2240     2,308,854 | 2346     5,743,349 | 1.
2. U.S. Government ...................................... | 2202        59,873 | 2280        59,873 | 2520             0 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       156,286 | 2290       134,195 | 2530       203,512 | 3.
4. Commercial banks in the U.S. ......................... | 2206       106,373 | 2310       106,373 | ////////////////// | 4.
   a. U.S. branches and agencies of foreign banks ....... | ////////////////// | ////////////////// | 2347             0 | 4.a.
   b. Other commercial banks in the U.S. ................ | ////////////////// | ////////////////// | 2348         1,500 | 4.b.
5. Other depository institutions in the U.S. ............ | 2207        92,936 | 2312        92,936 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213         2,164 | 2320         2,164 | ////////////////// | 6.
   a. Foreign branches of other U.S. banks .............. | ////////////////// | ////////////////// | 2367             0 | 6.a.
   b. Other banks in foreign countries .................. | ////////////////// | ////////////////// | 2373             0 | 6.b.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216           289 | 2300           289 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330        57,714 | 2330        57,714 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     3,815,453 | 2210     2,762,398 | 2385     5,948,361 | 9.
                                                          ----------------------------------------------------------------

                                                                                                    ----------------------
Memoranda                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835       931,299 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365       464,856 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343            48 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000      | ////////////////// |
          and participated out by the broker in shares of $100,000 or less ........................ | 2344       458,356 | M.1.c.(2)
   d. Total deposits denominated in foreign currencies ............................................ | 3776             0 | M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       359,797 | M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must         | ////////////////// |
   equal item 9, column C above):                                                                   | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810       837,541 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     2,372,564 | M.2.a.(2)
   b. Total time deposits of less than $100,000 ................................................... | 6648     1,923,177 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ............................................ | 6645       815,079 | M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................. | 6646             0 | M.2.d.
3. All NOW accounts (included in column A above) .................................................. | 2398     1,053,054 | M.3.
                                                                                                    ----------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  12/31/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-10
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)
- ---------------------------------------------------------------------------------------------------------------------------------
| Deposit Totals for FDIC Insurance Assessments(1)                                                  --------------------        |
|                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |       |
 -------------------------------------------------------------------------------------------------- --------------------
| 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)             |/////////////////// |       |
|    (must equal Schedule RC, item 13.a) ......................................................... | 2200     9,763,814 | M.4.  |
|                                                                                                  | ////////////////// |       |
|    a. Total demand deposits (must equal item 9, column B) ...................................... | 2210     2,762,393 | M.4.a.|
|    b. Total time and savings deposits(2) (must equal item 9, column A plus item 9, column C      | ////////////////// |       |
|       minus item 9, column B) .................................................................. | 2350     7,001,416 | M.4.b.|
                                                                                                   ----------------------

___________
| (1) An amended Certified Statement should be submitted to the FDIC if the
|     deposit totals reported in this item are amended after the semiannual
|     Certified Statement originally covering this report date has been
|     filed with the FDIC.
| (2) For FDIC insurance assessment purposes, "total time and savings deposits"
|     consists of nontransaction accounts and all transaction accounts other
|     than demand deposits.
|
- -------------------------------------------------------------------------------


                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more          | ////////////////// |
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing         | ////////////////// |
   frequency of:(1)                                                                                | ////////////////// |
   a. Three months or less ....................................................................... | 0359       572,417 | M.5.a.
   b. Over three months through 12 months (but not over 12 months) ............................... | 3644       718,973 | M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)            | ////////////////// |
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:    | ////////////////// |
      (1) Three months or less ................................................................... | 2761       223,575 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | 2762       223,827 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | 2763       363,434 | M.6.a.(3)
      (4) Over five years ........................................................................ | 2765         4,243 | M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                | ////////////////// |
          Memorandum items 6.a.(1) through 6.a.(4))..............................................  | 2767       815,079 | M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:| ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4568             0 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4569             0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4571             0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | 4572             0 | M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of             | ////////////////// |
          Memorandum items 6.b.(1) through 6.b.(4)) .............................................. | 4573             0 | M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)      | ////////////////// |
      and 6.b.(5)) (must equal Memorandum item 2.c. above) ....................................... | 6645       815,079 | M.6.c.
                                                                                                   ----------------------

_____________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                             Page RC-11
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       196,619 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and                                                      | ////////////////// |
   agencies of foreign banks, including their IBFs) .............................................. | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       196,619 | 7.
                                                                                                   ----------------------


Schedule RC-F--Other Assets
                                                                                                                   ----------
                                                                                                                   |  C430  | <-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. Income earned, not collected on loans ........................................................ | RCFD 2164        47,928 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148       128,218 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371        34,070 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2168       434,384 | 4.
      -------------                                                    ---------------------------
   a. | TEXT 3549 |                                                    | RCFD 3549 |              | /////////////////////// | 4.a.
       ----------- ----------------------------------------------------
   b. | TEXT 3550 |                                                    | RCFD 3550 |              | /////////////////////// | 4.b.
       ----------- ----------------------------------------------------
   c. | TEXT 3551 |                                                    | RCFD 3551 |              | /////////////////////// | 4.c.
      --------------------------------------------------------------------------------------------
                                                                                                  ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       644,600 | 5.
                                                                                                  ---------------------------
Memorandum                                                                                        ---------------------------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610        30,674 | M.1.
                                                                                                  ---------------------------

Schedule RC-G--Other Liabilities

                                                                                                                   ----------
                                                                                                                   |  C435  | <-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        13,800 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646        55,957 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049             0 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2938       107,809 | 4.
      -------------                                                    ---------------------------
   a. | TEXT 3552 |                                                    | RCFD 3552 |       52,593 | /////////////////////// | 4.a.
       ----------- ----------------------------------------------------
   b. | TEXT 3553 |                                                    | RCFD 3553 |              | /////////////////////// | 4.b.
       ----------- ----------------------------------------------------
   c. | TEXT 3554 |                                                    | RCFD 3554 |              | /////////////////////// | 4.c.
      --------------------------------------------------------------------------------------------
                                                                                                  ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       177,566 | 5.
                                                                                                  ---------------------------

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                             Page RC-12
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices
                                                                                                                 ----------
                                                                                                                 |  C440  | <-
                                                                                                     ------------ --------
                                                                                                     |  Domestic Offices  |
                                                                                                      --------------------
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155        31,941 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920        31,941 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350       233,300 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800     3,145,422 |  4.
5. Other borrowed money ............................................................................ | 2850       758,217 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941        51,619 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs) . | 2192    15,595,754 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)| 3129    14,340,911 |  9.
                                                                                                     ----------------------
Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.           --------------------
                                                                                                     | RCON  Bil Mil Thou |
                                                                                                      --------------------
10. U.S. Treasury securities ....................................................................... | 1779     1,728,780 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                      | ////////////////// |
    securities) .................................................................................... | 1785             0 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786            49 | 12.
13. Mortgage-backed securities:                                                                      | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     1,699,839 | 13.a.(1)
       (2) Privately-issued ........................................................................ | 1869        17,122 | 13.a.(2)
    b. CMOs and REMICs:                                                                              | ////////////////// |
       (1) Issued by FNMA and FHLMC ................................................................ | 1877        85,184 | 13.b.(1)
       (2) Privately-issued ........................................................................ | 2253       349,185 | 13.b.(2)
14. Other domestic debt securities ................................................................. | 3159       857,162 | 14.
15. Foreign debt securities ........................................................................ | 3160         2,900 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds ................................................................. | 3161         5,892 | 16.a.
    b. Other equity securities with readily determinable fair values ............................... | 3162             0 | 16.b.
    c. All other equity securities ................................................................. | 3169        65,788 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     4,811,901 | 17.
                                                                                                     ----------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                      --------------------
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
   EITHER                                                                                            | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051           N/A | M.1.
   OR                                                                                                | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
                                                                                                     ----------------------


Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  06/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-13
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.                                              --------
                                                                                                                 |  C445  | <-
                                                                                                     ------------ --------
                                                                         Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) .................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,    | ////////////////// |
    column A) ...................................................................................... | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) ..... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ...................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,          | ////////////////// |
    part II, items 2 and 3) ........................................................................ | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ...... | 2381           N/A | 6.
                                                                                                     ----------------------



Schedule RC-K--Quarterly Averages (1)
                                                                                                                ----------
                                                                                                                |  C455  |  <-
                                                                                               ----------------- --------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381       113,132 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ....... | RCFD 3382     3,557,492 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           408 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647     1,099,528 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        47,593 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices | /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ...................... | RCFD 3365        86,013 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360     9,223,155 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     5,209,698 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386         1,094 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     2,806,178 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388       436,911 |  6.a.(5)
       (6) Obligations (other than securities and leases) of states and political subdivisions | /////////////////////// |
           in the U.S. ....................................................................... | RCON 3389        52,626 |  6.a.(6)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360             0 |  6.b.
 7. Assets held in trading accounts .......................................................... | RCFD 3301             0 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484         2,938 |  8.
 9. Total assets ............................................................................. | RCFD 3368    15,427,856 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485     1,052,580 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486       674,355 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     2,337,570 | 11.b.
    c. Time certificates of deposit of $100,000 or more ...................................... | RCON 3345       654,640 | 11.c.
    d. All other time deposits ............................................................... | RCON 3469     1,817,001 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       166,104 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............. | RCFD 3353     4,145,690 | 13.
14. Other borrowed money ..................................................................... | RCFD 3355       559,025 | 14.
                                                                                               ---------------------------

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  06/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                             Page RC-14
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                 --------
                                                                                                                |  C460  |  <-
                                                                                                    ------------ --------
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home           | ////////////////// |
       equity lines ............................................................................... | 3814       434,131 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816        64,337 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550        19,581 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     4,646,357 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819       717,700 |  2.
                                                                         ---------------------------
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |        1,464 | ////////////////// |  2.a.
                                                                         ---------------------------
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821        52,474 |  3.
    a. Amount of performance standby letters of credit conveyed to                                  | ////////////////// |
                                                                         ---------------------------
       others .......................................................... | RCFD 3822 |            0 | ////////////////// |  3.a.
                                                                         ---------------------------
 4. Commercial and similar letters of credit ...................................................... | 3411         8,082 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by          | ////////////////// |
    the reporting bank ............................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432             0 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified         | ////////////////// |
    against loss by the reporting bank) ........................................................... | 3433             0 |  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold      | ////////////////// |
    for Call Report purposes:                                                                       | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650       135,753 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651       135,753 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434             0 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435             0 | 10.b.
11. Interest rate contracts (exclude when-issued securities):                                       | ////////////////// |
    a. Notional value of interest rate swaps ...................................................... | 3450     2,353,000 | 11.a.
    b. Futures and forward contracts .............................................................. | 3823     1,617,000 | 11.b.
    c. Option contracts (e.g., options on Treasuries):                                              | ////////////////// |
       (1) Written option contracts ............................................................... | 3824       542,750 | 11.c.(1)
       (2) Purchased option contracts ............................................................. | 3825     1,317,750 | 11.c.(2)
12. Foreign exchange rate contracts:                                                                | ////////////////// |
    a. Notional value of exchange swaps (e.g., cross-currency swaps)............................... | 3826             0 | 12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward,          | ////////////////// |
       and futures)................................................................................ | 3415     6,636,878 | 12.b.
    c. Option contracts (e.g., options on foreign currency):                                        | ////////////////// |
       (1) Written option contracts................................................................ | 3827             0 | 12.c.(1)
       (2) Purchased otion contracts............................................................... | 3828             0 | 12.c.(2)



Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  06/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-15
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-L--Continued

                                                                                                                 --------
                                                                                                                |  C461  |  <-
                                                                                                    ----------------------
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- ---------------------
13. Contracts on other commodities and equities:                                                    | ////////////////// |
    a. Notional value of other swaps (e.g., oil swaps) ............................................ | 3829             0 |  13.a
    b. Futures and forward contracts (e.g., stock index and commodity--precious metals,             | ////////////////// |
       wheat, cotton, livestock--contracts) ....................................................... | 3830             0 |  13.b.
    c. Option contracts (e.g., options on commodities, individual stocks and stock indexes):        | ////////////////// |
       (1) Written option contracts................................................................ | 3831             0 |  13.c.(1)
       (2) Purchased option contracts ............................................................. | 3832             0 |  13.c.(2)
14. All other off-balance sheet liabilities (itemize and describe each component of this item       | ////////////////// |
    over 25% of Schedule RC, item 28, "Total equity capital") ..................................... | 3430             0 |  14.
       ---------------                                                 -----------------------------
    a. |  TEXT 3555  |                                                 | RCFD 3555 |                | ////////////////// |  14.a.
       ---------------------------------------------------------------------------------------------
    b. |  TEXT 3556  |                                                 | RCFD 3556 |                | ////////////////// |  14.b.
       ----------------------------------------------------------------------------------------------
    c. |  TEXT 3557  |                                                 | RCFD 3557 |                | ////////////////// |  14.c.
       ----------------------------------------------------------------------------------------------
    d. |  TEXT 3558  |                                                 | RCFD 3558 |                | ////////////////// |  14.d.
       ----------------------------------------------------------------------------------------------
15. All other off-balance sheet assets (itemize and describe each component of this item            | ////////////////// |
    over 25% of Schedule RC, item 28, "Total equity capital") ..................................... | 5591             0 |  15.
       ---------------                                                 -----------------------------
    a. |  TEXT 5592  |                                                 | RCFD 5592 |                | ////////////////// |  15.a.
       ---------------------------------------------------------------------------------------------
    b. |  TEXT 5593  |                                                 | RCFD 5593 |                | ////////////////// |  15.b.
       ----------------------------------------------------------------------------------------------
    c. |  TEXT 5594  |                                                 | RCFD 5594 |                | ////////////////// |  15.c.
       ----------------------------------------------------------------------------------------------
    d. |  TEXT 5595  |                                                 | RCFD 5595 |                | ////////////////// |  15.d.
       ----------------------------------------------------------------------------------------------




Memoranda

                                                                                                    ----------------------
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- ---------------------
 1. Not applicable                                                                                  | ////////////////// |
 2. Not applicable                                                                                  | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833     2,816,829 |  M.3.
    a. Participations in commitments with an original maturity                 ---------------------|
       exceeding one year conveyed to others ...............................   | RCFD 3834 | 19,202 | ////////////////// |  M.3.a.
                                                                               ---------------------
 4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
    to non-U.S. addresses (domicile) included in Schedule RC-L, items 2 and 3, above .............. | 3377       247,737 |  M.4.
 5. To be completed for the September report only:                                                  | ////////////////// |
    Installment loans to individuals for household, family, and other personal expenditures that    | ////////////////// |
    have been securitized and sold without recourse (with servicing retained), amounts              | ////////////////// |
    outstanding by type of loan:                                                                    | ////////////////// |
    a. Loans to purchase private passenger automobiles ............................................ | 2741           N/A |  M.5.a.
    b. Credit cards and related plans ............................................................. | 2742           N/A |  M.5.b.
    c. All other consumer installment credit (including mobile home loans) ........................ | 2743           N/A |  M.5.c.
                                                                                                    ----------------------


Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  06/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-16
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-M--Memoranda

                                                                                                                   --------
                                                                                                                  |  C460  | <-
                                                                                                       ----------- ---------
                                                                         Dollar Amounts in Thousands   | RCFD Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------- --------------------
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal        | ////////////////// |
    shareholders, and their related interests as of the report date:                                  | ////////////////// |
    a. Aggregate amount of all extensions of credit to all executive officers, directors, principal   | ////////////////// |
       shareholders, and their related interests .................................................... | 6164         2,850 | 1.a.
    b. Number of executive officers, directors, and principal shareholders to whom the amount of all  | ////////////////// |
       extensions of credit by the reporting bank (Including extensions of credit to                  | ////////////////// |
       related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number | ////////////////// | 1.b.
                                                                           --------------------------
      of total capital as defined for this purpose in agency regulations. | RCFD 6165 |            6  | ////////////////// |
                                                                           --------------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500        25,771 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501        79,375 | 4.b.(1)
      (2) Serviced without recourse to servicer ..................................................... | 5502       772,633 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503        56,379 | 4.c.(1)
      (2) Serviced under a special option contract .................................................. | 5504     2,531,783 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts ............................................ | 5505     4,598,318 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103        31,941 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104             0 | 5.b.
6. Intangible assets:                                                                                 | ////////////////// |
  a. Mortgage servicing rights .....................................................................  | 3164        17,632 | 6.a.
  b. Other identifiable intangible assets:                                                            | ////////////////// |
     (1) Purchased credit card relationships .......................................................  | 5506             0 | 6.b.(1)
     (2) All other identifiable intangible assets ..................................................  | 5507         4,262 | 6.b.(2)
   c. Goodwill ...................................................................................... | 3163        55,530 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ........................ | 2143        77,424 | 6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes ................ | 6442             0 | 6.e.

                                                                                                              YES       NO
                                                                                                       --------------------
7. Does your bank have any mandatory convertible debt that is part of yor Tier 2 capital? ........... | 6167      |///|  X | 7.
                                                                                                       --------------------
   If yes, complete items 7.a throught 7.e:                                                           | RCFD  Bil Mil Thou |
                                                                                                       --------------------
   a. Total equity contract notes, gross ............................................................ | 3290           N/A | 7.a.
   b. Common or perpetual preferred stock dedicated to redeem the above notes ....................... | 3291           N/A | 7.b.
   c. Total equity commitment notes, gross .......................................................... | 3293           N/A | 7.c.
   d. Common or perpetual preferred stock dedicated to redeem the above notes ....................... | 3294           N/A | 7.d.
   e. Total (item 7.a minus 7.b plus 7.c minus 7.d) ................................................. | 3295           N/A | 7.e.
                                                                                                       --------------------
- --------------


(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-17
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-M --Continued

                                                                                              -------------------------
                                                                 Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- --------------------------------------------------------------------------------------------- -------------------------
 8. a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
           (a) Construction and land development in domestic offices ....................... | RCON 5508         6,966 |  8.a.(2)(a)
           (b) Farmland in domestic offices ................................................ | RCON 5509             0 |  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510         6,043 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .......... | RCON 5511           927 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512        18,452 |  8.a.(2)(e)
           (f) In foreign offices .......................................................... | RCFN 5513             0 |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150        32,388 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................ | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party mutual funds):                               | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441        39,322 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427         4,703 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428         3,190 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429             0 | 10.d.
    e. Annuities ........................................................................... | RCON 8430             0 | 10.e.
                                                                                             ---------------------------


                                                                                                  ----------------------
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
 ------------------------------------------------------------------------------------------------- --------------------
 1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |
    a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836           N/A | M.1.a.
    b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837           N/A | M.1.b.
                                                                                                  ----------------------
- ---------------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-18
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                            |  C470  | <-
                                                      ---------------------------------------------------------------
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
                                                      |      accruing      |     accruing       |                    |
                                                       -------------------- -------------------- --------------------
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------ -------------------- -------------------- --------------------
 1. Loans secured by real estate:                     |          C         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ |                    | 1246        20,512 | 1247       129,736 |  1.a.
    b. To non-U.S. addressees (domicile) ............ |          O         | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and              |                    | ////////////////// | ////////////////// |
    acceptances of other banks:                       |          N         | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        |                    | ////////////////// | ////////////////// |
       institutions ................................. |          F         | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ............................. |                    | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      |          I         | ////////////////// | ////////////////// |
    other loans to farmers .......................... |                    | 1597             0 | 1583           117 |  3.
 4. Commercial and industrial loans:                  |          D         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ |                    | 1252         1,695 | 1253        24,247 |  4.a.
    b. To non-U.S. addressees (domicile) ............ |          E         | 1255             0 | 1256             0 |  4.b.
 5. Loans to individuals for household, family, and   |                    | ////////////////// | ////////////////// |
    other personal expenditures:                      |          N         | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... |                    | 5384           117 | 5385           266 |  5.a.
    b. Other (includes single payment, installment,   |          T         | ////////////////// | ////////////////// |
       and all student loans) ....................... |                    | 5387           230 | 5388         5,636 |  5.b.
 6. Loans to foreign governments and official         |          I         | ////////////////// | ////////////////// |
    institutions .................................... |                    | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. |          A         | 5460           191 | 5461           162 |  7.
 8. Lease financing receivables:                      |                    | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ |          L         | 1258             0 | 1259             0 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ |                    | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   |                    | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . |                    | 3506             0 | 3507             0 |  9.
                                                      ----------------------------------------------------------------


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                      ----------------------------------------------------------------
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       -------------------- -------------------- --------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially     | ////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612           807 | 5613           229 | 5614           187 | 10.
    a. Guaranteed portion of loans and leases         | ////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .................... | 5615           703 | 5616           229 | 5617           179 | 10.a.
                                                      ----------------------------------------------------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-19
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-N--Continued
                                                                                                            ----------
                                                                                                            |  C473  | <-
                                                      ------------------------------------------------------ --------
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
Memoranda                                             |      accruing      |     accruing       |                    |
                                                       -------------------- -------------------- --------------------
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------ -------------------- -------------------- --------------------
 1. Restructured loans and leases included in         |                    |                                         |
    Schedule RC-N, items 1 through 8, above ......... |                    |                                         | M.1.
 2. Loans to finance commercial real estate,          |                    |        C O N F I D E N T I A L          |
    construction, and land development activities     |         C          |                                         |
    (not secured by real estate) included in          |         O          |                                         |
    Schedule RC-N, items 4 and 7, above ............. |         N          |                                         | M.2.
                                                                F           -------------------- --------------------
 3. Loans secured by real estate in domestic offices  |         I          | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
                                                                D           -------------------- --------------------
    (included in Schedule RC-N, item 1, above):       |         E          | ////////////////// | ////////////////// |
    a. Construction and land development ............ |         N          | 2769         6,083 | 3492        16,905 | M.3.a.
    b. Secured by farmland .......................... |         T          | 3494             0 | 3495           379 | M.3.b.
    c. Secured by 1-4 family residential properties:  |         I          | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       |         A          | ////////////////// | ////////////////// |
           1-4 family residential properties and      |         L          | ////////////////// | ////////////////// |
           extended under lines of credit ........... |                    | 5399            65 | 5400         2,248 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      |                    | ////////////////// | ////////////////// |
           residential properties ................... |                    | 5402         6,173 | 5403        26,957 | M.3.c.(2)
    d. Secured by multifamily (5 or more)             |                    | ////////////////// | ////////////////// |
       residential properties ....................... |                    | 3500           160 | 3501         1,769 | M.3.d.
    e. Secured by nonfarm nonresidential properties . |                    | 3503         8,031 | 3504        76,078 | M.3.e.
                                                      ----------------------------------------------------------------



                                                      -------------------------------------------
                                                      |     (Column A)     |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                       -------------------- --------------------
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       -------------------- --------------------
 4. Interest rate, foreign exchange rate, and other   |                    | ////////////////// |
    commodity and equity contracts:                   |                    | ////////////////// |
    a. Book value of amounts carried as assets ...... |   CONFIDENTIAL     | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           |                    | ////////////////// |
       positive replacement cost .................... |                    | 3530             0 | M.4.b.
                                                      -------------------------------------------

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:   6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-20
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-O--Other Data for Deposit Insurance Assessments

An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 10 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.

                                                                                                                ----------
                                                                                                    ------------|  C475  |
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           N/A |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031             0 |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032             0 |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           N/A |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512       110,947 |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514             0 |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520             0 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in           | ////////////////// |
    Puerto Rico and U.S. territories and possessions (not included in total deposits):             | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211        13,275 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351             0 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
                                                                                                   ----------------------
                                                                                                   ----------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                     | ////////////////// |
       Memorandum item 4.a) ...................................................................... | 2314             0 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       Memorandum item 4.b) ...................................................................... | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516             0 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
                                                                                                   ----------------------

- -------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                                                          |
|                                                                                                  ----------------------     |
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518       242,934 |  8. |
|                                                                                                  ----------------------     |
|                                                                                                                             |
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ______________________
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
                                                                                                   ----------------------

______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-21
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-O--Continued

Memoranda (to be completed each quarter except as noted)
                                                                                                  ----------------------
                                                                     Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)    | ////////////////// |
   must equal Schedule RC, item 13.a):                                                            | ////////////////// |
   a. Deposit accounts of $100,000 or less:                                                       | ////////////////// |
      (1) Amount of deposit accounts of $100,000 or less ........................................ | 2702     5,837,328 | M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                            Number | ////////////////// |
                                                                       ---------------------------
          completed for the June report only) ........................ | RCON 3779 |      214,627 | ////////////////// | M.1.a.(2)
                                                                       ---------------------------
   b. Deposit accounts of more than $100,000:                                                     | ////////////////// |
      (1) Amount of deposit accounts of more than $100,000 ...........                     Number | 2710     3,926,486 | M.1.b.(1)
                                                                       ---------------------------
      (2) Number of deposit accounts of more than $100,000 ........... | RCON 2722 |        7,236 | ////////////////// | M.1.b.(2)
                                                                       -------------------------------------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by
      $100,000 and subtracting the result from the amount of deposit accounts of more than
      $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure for       YES        NO
                                                                                                  ----------------------
      determining a better estimate of uninsured deposits than the estimate described above ..... | 6861|     |///|  X | M.2.a.
                                                                                                   --------------------
   b. If the box marked YES has been checked, report the estimate of uninsured deposits           | RCON  Bil Mil Thou |
                                                                                                   --------------------
      determined by using your bank's method or procedure ....................................... | 5597           N/A | M.2.b.
                                                                                                  ----------------------



- -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   |  C477  | <-
Person to whom questions about the Reports of Condition and Income should be directed:                             ----------

ROBERT DUFF, ASSISTANT VICE PRESIDENT    (203) 986-2474
- ---------------------------------------  --------------------------------------
Name and Title (TEXT 8901)               Area code and phone number (TEXT 8902)

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION               Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                              Page RC-22
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1993, must complete items 2 through 9 and Memorandum item 1. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed
                                                                                                             ------------
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate                     |   C480   | <-
                                                                                                        ----- ----------
   box at the right whether the bank has total capital greater than or equal to eight percent           | YES        NO |
                                                                                            ------------ ---------------
   of adjusted total assets ............................................................... | RCFD 6056 |     |////|    | 1.
                                                                                            -----------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


                                                                              ------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |Subordinated Debt(1)|       Other        |
                                                                              |  and Intermediate  |      Limited-      |
Items 2 and 3 are to be completed by all banks.                               |   Term Preferred   |    Life Capital    |
                                                                              |       Stock        |    Instruments     |
                                                                               -------------------- --------------------
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
2. Subordinated debt(1) and other limited-life capital instruments (original  | ////////////////// | ////////////////// |
   weighted average maturity of at least five years) with a remaining         | ////////////////// | ////////////////// |
   maturity of:                                                               | ////////////////// | ////////////////// |
   a. One year or less ...................................................... | 3780             0 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781             0 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782             0 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783             0 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784             0 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785             0 | 3791             0 | 2.f.
                                                                              -------------------------------------------
                                                                                                   ---------------------
3. Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the risk-based       | RCFD  Bil Mil Thou |
                                                                                                   --------------------
   capital guidelines .........................................................................    | 3792     1,315,830 | 3.
                                                                                                   ----------------------

                                                                              ------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memorandum item 1 are to be completed                           |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(2)   |
                                                                               -------------------- --------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                               -------------------- --------------------
   to the Zero percent risk category:                                         | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
          guaranteed by, the U.S. Government and its agencies and other       | ////////////////// | ////////////////// |
          OECD central governments .......................................... | 3794     1,682,256 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795       257,131 | ////////////////// | 4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796             0 | 4.b.
                                                                              -------------------------------------------

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION              Call Date:  6/30/94  ST-BK: 09-0590  FFIEC 031
Address:  777 MAIN STREET                                                                                             Page RC-23
City, State   Zip:    HARTFORD, CT  06115
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-R--Continued

                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |       Assets       |   Credit Equiv-    |
                                                                              |      Recorded      |    alent Amount    |
                                                                              |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(1)   |
                                                                               -------------------- --------------------
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
5. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and its      | ////////////////// | ////////////////// |
          agencies and other OECD central governments ....................... | 3798        28,703 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      | ////////////////// | ////////////////// |
          ment and its agencies and other OECD central governments; by        | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and        | ////////////////// | ////////////////// |
          by cash on deposit ................................................ | 3799             0 | ////////////////// | 5.a.(2)
      (3) All other ......................................................... | 3800     2,841,097 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3801       206,582 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3802     3,482,611 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3803       224,752 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                 | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3804     7,786,693 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3805     2,142,903 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the         | ////////////////// | ////////////////// |
   risk-based capital ratio(2) .............................................. | 3806       (27,947)| ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                         | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,         | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) .......................................... | 3807    16,050,544 | ////////////////// | 9.
                                                                              -------------------------------------------

                                                                              ------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |      Notional      |    Replacement     |
                                                                              |      Principal     |        Cost        |
Memorandum                                                                    |        Value       |   (Market Value)   |
                                                                               -------------------- --------------------
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
1. Notional principal value and replacement cost of interest rate and         | ////////////////// | ////////////////// |
   foreign exchange rate contracts (in column B, report only those            | ////////////////// | ////////////////// |
   contracts with a positive replacement cost):                               | ////////////////// | ////////////////// |
   a. Interest rate contracts (exclude futures contracts) ................... | ////////////////// | 3808        24,909 | M.1.a.
      (1) With a remaining maturity of one year or less ..................... | 3809       900,000 | ////////////////// | M.1.a.(1)
      (2) With a remaining maturity of over one year ........................ | 3812     2,770,750 | ////////////////// | M.1.a.(2)
   b. Foreign exchange rate contracts (exclude contracts with an original     | ////////////////// | ////////////////// |
      maturity of 14 days or less and futures contracts) .................... | ////////////////// | 3811       182,605 | M.1.b.
      (1) With a remaining maturity of one year or less ..................... | 3812     6,314,817 | ////////////////// | M.1.b.(1)
      (2) With a remaining maturity of over one year ........................ | 3813             0 | ////////////////// | M.1.b.(2)
                                                                              -------------------------------------------

- ---------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Until a final rule on the regulatory capital treatment of net unrealized holding gains (losses) on available-for-sale securities that is applicable to the reporting bank has taken effect, a bank that has adopted FASB Statement No. 115 should include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above.
    Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

Legal Title of Bank:  SHAWMUT BANK CONNECTICUT,    Call Date:   6/30/94
                      NATIONAL ASSOCIATION                      ST-BK: 09-0590
Address:              777 MAIN STREET                           FFIEC 031
City, State  Zip:     HARTFORD, CT, 06115                       Page RC-24
FDIC Certificate No.: 02499

             OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
               REPORTED IN THE REPORTS OF CONDITION AND INCOME
                    at close of business on June 30, 1994

SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION       HARTFORD   ,    Connecticut
- ----------------------------------------------       -----------     -----------
Legal Title of Bank                                  City            State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, identation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- -------------------------------------------------------------------------------
No comment /X/  (RCON 6979)                                        C471   C472

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


                                         [signature]               JULY 29, 1994
                                         ----------------------    -------------
                                         Signature of Executive    Date of
                                         Officer of Bank           Signature